                                                                   Exhibit 10.7







                           SKR LAND PARTNERSHIP LEASE



                                       TO



                           THE ROSE GROUP CORPORATION




                                TABLE OF CONTENTS
                                    (con't)

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                                                                                                                PAGE

                               TABLE OF CONTENTS


                                    ARTICLE 1
                                   DEFINITIONS

                                                                                                                PAGE

   1.01.       Certain Defined Terms............................................................................  1
   1.02.       Other Terms......................................................................................  2



                                                     ARTICLE 2
                                                     PREMISES


   2.01.       Premises and Building............................................................................  2
   2.02.       Lease of Premises................................................................................  2



                                                     ARTICLE 3
                                                     NET LEASE




                                                     ARTICLE 4
                                                       TERM


   4.01.       Commencement Date................................................................................  3
   4.02.       Term.............................................................................................  3
   4.03.       Option to Extend.................................................................................  3



                                                     ARTICLE 5
                                                       RENT


   5.01.       Rent.............................................................................................  3
   5.02.       Payment of Rent..................................................................................  3
   5.03.       Consumer Price Index Increases...................................................................  3



                                                     ARTICLE 6
                                                 SECURITY DEPOSIT


                                      -i-

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                                                TABLE OF CONTENTS
                                                     (con't)

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
                                                     ARTICLE 7
                                                        USE

                                                                                                                 PAGE

   7.01.       Limitations......................................................................................  5
   7.02.       Nuisances........................................................................................  5



                                                     ARTICLE 8
                                                    MAINTENANCE


   8.01.       By Tenant........................................................................................  5
   8.02.       By Landlord......................................................................................  5
   8.03.       Landscaping......................................................................................  6



                                                     ARTICLE 9
                                                   PARKING AREAS


   9.01.       Public Rights.....................................................................................  6
   9.02.       Advertising........................................................................................ 6
   9.03.       Common Usage......................................................................................  6



                                                    ARTICLE 10
                                               SURRENDER OF PREMISES


   10.01.      Surrender........................................................................................  6
   10.02.      Removal of Fixtures..............................................................................  6
   10.03.      Holdover.........................................................................................  6



                                                    ARTICLE 11
                                                  QUIET ENJOYMENT




                                                    ARTICLE 12
                                                    ASSIGNMENT


   12.01.      Limitations......................................................................................  7
   12.02.      Bankruptcy.......................................................................................  8



                                                TABLE OF CONTENTS
                                                     (con't)

                                                    ARTICLE 13
                                                     UTILITIES

                                                                                                                PAGE

   13.01.      Utilities and Janitorial Services................................................................  8
   13.02.      Trash............................................................................................  8



                                                    ARTICLE 14
                                                      SIGNAGE




                                                    ARTICLE 15
                                            ALTERATIONS TO THE PREMISES




                                                    ARTICLE 16
                                                       LIENS




                                                    ARTICLE 17
                                                     INSURANCE


   17.01.      Required Coverages............................................................................... 9
   17.02.      Minimum Requirements............................................................................  10
   17.03.      Claims..........................................................................................  10



                                                    ARTICLE 18
                                                     CASUALTY


   18.01.      Partial Destruction.............................................................................  10
   18.02.      Other Conditions................................................................................  11
   18.03.      Abatement.......................................................................................  11
   18.04.      Termination by Tenant...........................................................................  11



                                                    ARTICLE 19
                                                  INDEMNIFICATION





                                                    ARTICLE 20
                                               INSPECTION AND REPAIR


                                     -iii-

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                                                TABLE OF CONTENTS
                                                     (con't)

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
                                                    ARTICLE 21
                                               RESTRICTIVE COVENANTS

                                                                                                                PAGE

   21.01.      Restrictive Covenants...........................................................................  12
   21.02.      Association.....................................................................................  12



                                                    ARTICLE 22
                                                      DEFAULT


   22.01.      Event of Default................................................................................  12
   22.02.      Remedies........................................................................................  13
   22.03.      Nonexclusive Remedies...........................................................................  14
   22.04.      Interest........................................................................................  14
   22.05.      Default by Landlord.............................................................................  15



                                                    ARTICLE 23
                                     WAIVER; ESTOPPEL; ACCORD AND SATISFACTION




                                                    ARTICLE 24
                                         SUBORDINATION AND NONDISTURBANCE


   24.01.      Subordination...................................................................................  15
   24.02.      Nondisturbance..................................................................................  16
   24.03.      Rights of Security Instrument Holder............................................................  16



                                                    ARTICLE 25
                                                   CONDEMNATION


   25.01.      Taking..........................................................................................  17
   25.02.      Damages.........................................................................................  17


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                                                TABLE OF CONTENTS
                                                     (con't)

                                                    ARTICLE 26
                                                       TAXES


                                                                                                                PAGE
   26.01.      Taxes on Property...............................................................................  17
   26.02.      Taxes on Rent...................................................................................  17
   26.03.      Payment by Landlord.............................................................................  18



                                                    ARTICLE 27
                                                   RIGHT TO SELL




                                                    ARTICLE 28
                                                      NOTICES




                                                    ARTICLE 29
                                               ENVIRONMENTAL MATTERS


   29.01.      Tenant's Restrictions...........................................................................  18
   29.02.      Environmental Clean-up..........................................................................  19



                                                    ARTICLE 30
                                               BROKERAGE COMMISSIONS




                                                    ARTICLE 31
                                                  ATTORNEY'S FEES




                                                    ARTICLE 32
                                              LIMITATION OF LIABILITY


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                                                TABLE OF CONTENTS
                                                     (con't)

                                                    ARTICLE 33
                                                   MISCELLANEOUS


                                                                                                                 PAGE

   33.01.      Entire Agreement................................................................................  20
   33.02.      Severability....................................................................................  20
   33.03.      Force mAjeure...................................................................................  20
   33.04.      Radon...........................................................................................  21
   33.05.      Exhibits........................................................................................  21
   33.06.      Governing Law...................................................................................  21
   33.07.      Binding Effect..................................................................................  21
   33.08.      Usage...........................................................................................  21
   33.09.      No Third Party RightS...........................................................................  21
   33.10.      No Recording....................................................................................  21
   33.11.      Time of Essence.................................................................................  21


                                      LEASE


                  THIS LEASE is made and entered into this ______ day of August 1999 by and between SKR LAND PARTNERSHIP, A FLORIDA GENERAL PARTNERSHIP, as Landlord, and THE ROSE GROUP CORPORATION, A NEVADA CORPORATION, as Tenant.


                              W I T N E S S E T H:

         In consideration of the mutual covenants and agreements hereinafter set forth, and the rent reserved by Landlord to be paid by Tenant, Landlord hereby leases and demises unto Tenant, and Tenant hereby does lease from Landlord, that certain real property situated in Sarasota County, Florida, hereinafter described, for the terms, and at the rentals, and upon the terms and conditions, hereinafter set forth:


                                    ARTICLE 1
                                   DEFINITIONS

         1.01. CERTAIN DEFINED TERMS. As used herein, the following capitalized terms shall have the following meanings (such meanings to be applicable to both the singular and the plural form of the terms defined):

                    "ATTORNEY'S FEES" shall mean reasonable attorney's fees incurred by a party, including attorney's fees for arbitration, trial, and appellate proceedings.

                    "BUILDING" shall have the meaning set forth in Article 2.1.

                    "COMMENCEMENT DATE" shall have the meaning set forth in
Article 4.1.

                    "EVENT OF DEFAULT" shall have the meaning set forth in
Article 21.1.

                    "GOVERNMENTAL REGULATIONS" shall mean all laws, ordinances, and regulations now or hereafter enacted by any Federal, state, or local governmental or quasi-governmental body having jurisdiction of the Premises or the Building.

                    "HAZARDOUS SUBSTANCES" shall mean flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCBs), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum and petroleum products, and substances declared to be hazardous or toxic under any Governmental Regulations.

                    "INDEMNIFY" shall mean to hold harmless from, and defend against, all claims, demands, actions, causes of action, losses, expenses, damages, liabilities, and Attorney's Fees arising out of or incurred in connection with an identified circumstance, incident, condition, relationship, time period, or other matter.

                    "LANDLORD" shall mean SKR LAND PARTNERSHIP, a Florida general partnership, any successor or legal representative of it, or any person to whom all rights of Landlord, under this Lease are hereafter assigned pursuant to a duly executed written instrument.

                    "PREMISES" shall have the meaning set forth in Article 2.1.

                    "SECURITY INSTRUMENT" shall have the meaning act forth in
Article 23.1.

                    "TAKING" shall have the meaning set forth in Article 24.1.

                    "TENANT" shall mean The Rose Group Corporation of Nevada, a Nevada corporation, to transact business in the State of Florida under the name of Fresh Babies, Inc., its successors and permitted assigns.

         1.02. OTHER TERMS. All capitalized terms used in this Lease which are not defined in this Article I shall have the meanings set forth elsewhere in this Lease.


                                   ARTICLE 2
                                    PREMISES

         2.01. PREMISES AND BUILDING. Landlord is the owner of that certain parcel of land (the "Premises") in Sarasota County. Florida. more particularly described as follows:

                  That portion of Lot 12, Unit 2, Northgate Center Subdivision, as per plat thereof recorded in Plat Book 28. Pages 7 - 7(c) of the Public Records of Sarasota County, Florida described on Exhibit "A" consisting of a building of approximately 9,300 square feet, 14 parking spaces, and adjacent premises; which Building parking spaces and adjacent premises are identified on Exhibit A by orange outlining and cross hatching.

         2.02. LEASE OF PREMISES. The real property hereby leased by Landlord unto Tenant consists of the Premises, together with the Building and other improvements constructed thereon, including an alarm system and existing pallet racking, mezzanine shelving and warehousing shelving. It is agreed Tenant may install a microwave antenna to the side or roof of the building.


                                   ARTICLE 3
                                    NET LEASE

                    Except for the monetary obligations of Landlord expressly set forth herein, this Lease is intended in all respects to be a net lease, and Tenant shall pay to Landlord, net throughout the term hereof, the rent amounts set forth in Article 5, free of any offset, abatement, or other deduction whatsoever. Landlord shall not be required to make any payments of any kind whatsoever with respect to the Premises, except as may be expressly set forth to the contrary herein.

                                    ARTICLE 4
                                      TERM

         4.01. COMMENCEMENT DATE. As used herein, the "Commencement Date" shall mean the date of this Lease first above written.

         4.02. TERM. The initial term of this Lease, and the accrual of rents hereunder, shall commence on the Commencement Date and shall terminate on August 31, 2002, unless sooner terminated by the mutual written agreement of Landlord and Tenant or extended pursuant to Article 4.3.

         4.03. OPTION TO EXTEND. Provided Tenant is not in default under this Lease Agreement, Tenant shall have the option to extend this Lease Agreement for one (1) additional term of three (3) years by providing Lessor with written notice of Tenant's election to exercise the option to extend, which written notice must be given by Tenant and received by Landlord at least 90 days prior to the date of termination of the initial term. The renewal term shall be on the same terms and conditions of this Lease Agreement, except for the provisions regarding the amount of rent. The amount of rent for each year of the renewal term (years four, five and six) shall be determined by yearly increasing the monthly rent paid during the third year of the initial term by increases in the Consumer Price Index utilizing the formula in Article 5.3. In no event, shall the rent be decreased from an existing level as a result of adjustment based upon the Consumer Price Index.


                                   ARTICLE 5
                                      RENT

         5.01. RENT. During the initial term of this Lease, Tenant shall pay to Landlord, without demand, setoff, or deduction, monthly rent payments of $3,875.00 as increased by increases in Consumer Price Index as hereinafter set forth.

         5.02. PAYMENT OF RENT. The monthly payments of rent shall be payable in advance on the first day of each calendar month. If the Commencement Date is not on the first day of a calendar month, then the monthly rental for the period between the Commencement Date and the first day of the following month shall be prorated, on a per diem basis, and shall be payable on the Commencement Date. In addition, an amount equal to the monthly rent for the first full calendar month and the last full calendar month of the term of this Lease shall be paid by Tenant to Landlord on the Commencement Date. The monthly rent for the last month shall be prorated, on a per diem basis, as of the last day of the Lease term.

         5.03. CONSUMER PRICE INDEX INCREASES. For each year of this Lease (initial and renewal terms) after the first lease year (the "Base Year"), the rent stated hereinabove shall be adjusted on the basis of any increase in the cost of living as reported in the Consumer Price Index for All Urban Consumers (CPI-U), All Items, United States City Average (1982-1984 equals 100) (the "Index") published by the Bureau of Labor Statistics (the "Bureau") of the United States Department of Labor, between the most recent available monthly Index figure (the "Adjustment Level") and the monthly Index figure for the same month in the prior year (the

"Base Level"). The rent for each month of the term of this Lease after the Base Year shall be computed by multiplying the then current monthly rent of the prior year by a fraction, the numerator of which shall be the Adjustment Level, and the denominator of which shall be the Base Level. Stated as a mathematical formula, the adjusted monthly rent shall be computed as follows:

   Adjusted Monthly Rent for     =   Adjustment Level x Prior Year Monthly Rent
   Each Year of Term                 ------------------------------------------
   after Base Year                            Base Level

                    If the compilation and/or publication of the Index shall be transferred to any other department, bureau, or agency of the United States Government, or if the Bureau shall adopt a successor Index, the Index published by such successor department, bureau or agency shall be adopted and used as a standard for computing adjustments to the rent. At or prior to the commencement of each lease year, Lessor shall compute the amount of annual adjusted rent to be paid by Lessee during such lease year and shall notify Lessee thereof in writing, setting forth the manner in, and statistics upon, which adjusted rent was computed. If the annual amount of adjusted rent payable during any lease year alter the Base Year has not been computed by the due date of the first installment(s) thereof, Lessee shall continue to pay monthly installments of rent at the rate applicable during the preceding Lease Year until the amount of the new installments has been computed. If the new installments shall be greater than installments due during the preceding year, Lessee shall pay the deficiency with the installment next maturing. In no event shall the rent be decreased from an existing level as a result of adjustment based upon the Consumer Price Index. The maximum increase per year is 5%.


                                   ARTICLE 6
                                SECURITY DEPOSIT

                    On or before the Commencement Date, Tenant shall pay to Landlord a security deposit (the "Security Deposit") in an amount equal to $3,875.00. Upon the occurrence of any default by Tenant, Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to pay any arrears of rent, or to pay any other sums owed to Landlord, or to pay the cost of any damage, injury, expense, or liability caused by any default by Tenant hereunder. Any remaining balance of (he Security Deposit shall be returned by Landlord to Tenant within a reasonable period of time after the termination or expiration of this Lease. The Security Deposit shall not be considered an advance payment of rent or a measure of Landlord's damages in case of default by Tenant. Tenant shall not be entitled to receive, and shall not receive, any interest on the Security Deposit, and Landlord may commingle the same with other monies of Landlord. In the event Landlord applies the Security Deposit or any portion thereof to the payment of any sum described above without this Lease terminating contemporaneously therewith, Tenant shall immediately deposit with Landlord an amount of money equal to the amount so applied, and such amount shall be deemed to be part of the Security Deposit. In the event of a sale or transfer of Landlord's interest hereunder, Landlord shall have the right to transfer the Security Deposit to such purchaser or transferee, in which event Tenant shall look only to such purchaser or transferee for the return of the Security

Deposit, and Landlord shall thereupon be released from all liability to Tenant for the return of the Security Deposit.


                                   ARTICLE 7
                                       USE

         7.01. LIMITATIONS. Tenant shall use the Premises exclusively for the operation of Office and Warehouse and for no other use or purpose whatsoever. Tenant shall comply with all Governmental Regulations, and such reasonable rules and regulations as may be established by Landlord, pertaining to Tenants use of the Premises. Rules and regulations established by Landlord shall not materially interfere with the reasonable conduct of Tenant's business.

         7.02. NUISANCES. Tenant shall not make, suffer, or permit any unlawful, improper. or offensive use of the Premises, or any part thereof, or permit any nuisance thereon. Tenant shall not make any use of the Premises which would make void or voidable, or cause an increase in the cost of, any policy of fire or extended coverage insurance covering the Premises or the Building. Tenant shall not permit rubbish, refuse, or garbage to accumulate, or any fire or health hazard to exist, upon or about the Premises. Tenant shall not leave the Premises vacant or suffer or permit any waste or mistreatment thereof.


                                   ARTICLE 8
                                   MAINTENANCE

         8.01. BY TENANT. Tenant shall maintain the Premises and the Building (including, without limitation, the parking lot utility lines, connections, and facilities; the Building's foundation, exterior walls, doors, windows, structural elements, roof, plumbing, and electrical, mechanical, air conditioning, and sewer systems; the interior of the Building, and all alterations to the Building made by Tenant pursuant to Article 15) in a clean and sightly condition, in good and substantial repair, and in conformity with Governmental Regulations; PROVIDED, however, that Tenant shall not he liable for or required to make any repairs to the Premises or Building which are required by, related to, or arise out of the negligence, fault, misfeasance, or malfeasance of Landlord or its employees, agents, invitees, or licensees, or which are required due to structural defects in the Building's foundation, exterior walls, structural elements, roof, or parking lot, or for replacement of roof for reasons not related to lack of tenant maintenance. Building and all components are under one year warranty.

         8.02. BY LANDLORD. Notwithstanding anything to the contrary contained herein, Landlord shall not be obligated to maintain or make repairs or replacements to the Premises or the Building except for repairs required due to structural defects in the Building's foundation, exterior walls, structural elements, roof, or parking lot. If Tenant refuses to make any repairs for which Tenant is liable and such repairs are undertaken by Landlord, such repairs shall be solely at the expense of Tenant, and Tenant shall pay such expense within 15 days after notice thereof from Landlord.

         8.03. LANDSCAPING. Landlord shall maintain the landscaping, including care for grass and shrubbery, and Tenant shall reimburse Landlord the expense of such maintenance within fifteen (15) days after notice thereof from Landlord.


                                   ARTICLE 9
                                  PARKING AREAS

         9.01. PUBLIC RIGHTS. To the extent that it is necessary to prevent the acquisition of public rights in and to the Premises, Landlord may from time to time temporarily close portions of the parking areas, erect private boundary markers, and take such other steps as Landlord deems appropriate for that purpose. Such action shall not constitute or be considered an eviction or disturbance of Tenant's quiet possession of the Premises.

         9.02. ADVERTISING. Neither the parking areas nor any other exterior portion of the Premises shall be used by Tenant, or any agent or employee of Tenant, for any advertising, political campaigning, or other similar use, including, without limitation, the dissemination of advertising or campaign leaflets or flyers.

         9.03. COMMON USAGE. The driveways adjacent the leased Premises and giving access to neighboring building and its parking are to be used in common with the occupant of the adjacent building. Tenant agrees to cooperate in use of the entryway, driveway, and parking areas so not to interfere with the use of the occupant of the adjacent building. The dumpster located on the leased Premises may be required by governmental authorities to be used by not only the building on the leased Premises but also by the adjacent building and Tenant agrees to such joint use and for that purpose gives access to the occupant of the adjacent building for utilization of the dumpster.


                                   ARTICLE 10
                              SURRENDER OF PREMISES

         10.01. SURRENDER. Tenant shall, upon expiration of the term hereof, or any earlier termination of this Lease for any cause, surrender to Landlord the Premises, including, without limitation, all alterations, improvements, and other additions thereto that have been made or installed by either party in or upon the Premises, in good and clean condition and repair, ordinary wear and tear and casualty damage, if any, excepted.

         10.02. REMOVAL OF FIXTURES. If Tenant is not then in default, Tenant may remove (and shall remove at Landlord's request) its signs and other non-attached personal property (including but not limited to all of Tenant's furniture, equipment, and trade fixtures). Tenant may not remove other fixtures or property of Landlord leased by Landlord to Tenant pursuant to this Lease. Tenant shall repair and correct any damage caused by removal of signs or other property.

         10.03. HOLDOVER. If Tenant fails to surrender the Premises in accordance with the provisions of Article 10.1: (a) Tenant's holding over in possession of the Premises shall be construed to be a tenancy at sufferance; and
(b) during the period of Tenant's holdover, Tenant shall pay to Landlord monthly rent at double the rate set forth in Article 5.1, unless Landlord has approved in writing a holdover term specifying a lesser rent.


                                   ARTICLE 11
                                 QUIET ENJOYMENT

                    Landlord covenants that so long as Tenant pays the rent reserved in this Lease and performs its agreements hereunder, Tenant shall have the right to quietly enjoy and use the Premises for the term of this Lease, subject to the provisions hereof; Governmental Regulations; and restrictions, reservations, mortgages, and easements of record. Landlord represents and warrants to, and covenants with, Tenant (as applicable) that: (a) Landlord owns fee simple title to the Premises; and (b) Landlord shall pay all sums due under, and keep in good standing, all Security Instruments, if any, encumbering the Premises.


                                   ARTICLE 12
                                   ASSIGNMENT

         12.01. LIMITATIONS. Tenant shall not assign this Lease or any right hereunder, nor sublet all or any part of the Premises, without first obtaining the express prior written consent of Landlord, which consent shall not be unreasonably withheld.

                    (a) Notwithstanding the foregoing provisions of this
Article 12.1, Landlord shall not withhold consent to an assignment of this Lease, or a sublease of all or any part of the Premises, to an entity controlled by, controlling, or under common control with Tenant.

                    (b) Should Landlord consent to an assignment of this Lease, or to a sublease, Tenant shall guarantee payment of all rent herein reserved and performance of all obligations herein until the expiration of the term hereof, and no failure of Landlord to collect promptly from any assignee or sublessee or enforce performance of such obligations shall release or relieve Tenant from its guaranty or obligation of payment of such rents and performance of such obligations.

                    (c) The consent by Landlord to any assignment or sublease shall not constitute a waiver of the necessity for such consent to any subsequent assignment or sublease. Receipt by Landlord of rental due hereunder from any party other than Tenant shall not be deemed to be a consent to any such assignment or sublease or relieve Tenant of its obligation to pay rental or other charges for thc full term of this Lease.

                    (d) Each assignment or sublease to which there has been consent by Landlord, or for which Landlord's consent is not required, shall be by instrument in writing, in form satisfactory to Landlord and executed by Tenant and the assignee or sublessee, by which the assignee or sublessee shall agree in writing for the benefit of Landlord to assume, be bound by, and perform the terms, covenants, and conditions of this Lease. An executed copy of such written instrument shall be promptly delivered to Landlord.

         12.02. BANKRUPTCY. Notwithstanding any provisions of Article 12.1 to the contrary, in the event that this Lease is attempted to be assumed under Federal bankruptcy law by a trustee in bankruptcy for Tenant or by Tenant as debtor in possession (collectively referred to as `Trustee"), and there then exists an Event of Default, such attempted assumption shall not be effective unless Trustee: (a) cures, or provides adequate assurance that it will promptly cure, such default; (b) compensates, or provides adequate assurance that it will promptly compensate, Landlord for any actual pecuniary loss to Landlord resulting from such default; and (c) provides adequate assurance of future performance of Tenant's obligations and covenants under this Lease. For purposes of this Article 12.2, "adequate assurance of future performance" shall be deemed to include, without limitation, assurance of source of rental and other consideration due under this Lease. If Landlord shall not be permitted to terminate this Lease as provided herein because of the provisions of the Federal Bankruptcy Code (currently Title II of the United States Cede), Trustee shall, within 15 days after request by Landlord to the bankruptcy court, assume or reject this Lease, and neither Tenant nor Trustee shall seek or request any extension or adjournment of such time requirement. In no event after the assumption of this Lease by Trustee shall any existing default remain uncured for a period in excess of 10 days. Landlord shall have no obligation to provide Trustee with any service or utilities unless Trustee shall have paid, and is current on all payments of, the rental obligations due under this Lease.


                                   ARTICLE 13
                                    UTILITIES

         13.01. UTILITIES AND JANITORIAL SERVICES. Tenant shall pay all costs and expenses for all utilities (including water, sewer, electricity, gas, and telephone) and janitorial services furnished to the Premises by order of Tenant during the term of this Lease.

         13.02. TRASH. Tenant shall place all garbage and trash from the Building in trash bins to be placed upon the Premises by Tenant or by the entity providing trash removal service to the Building. Tenant shall pay the cost of trash removal service.


                                   ARTICLE 14
                                     SIGNAGE

                    Except for existing Building signs as of the Commencement Date, Tenant shall not place upon any exterior door, roof, wall, or window of the Building any sign, decoration, lettering, awning, canopy, or advertising matter or other thing of any kind, or place any freestanding sign within or upon the Premises, without first obtaining Landlord's express prior written consent, which consent shall not be unreasonably withheld. Tenant shall maintain any such sign, awning, canopy, decoration, lettering, advertising matter, or other thing approved by Landlord in good condition and repair at all times and remove the same at the end of the term of this Lease as and if requested by Landlord. Upon removal thereof, Tenant shall repair any damage to the Premises or the Building caused by such installation or removal.

                                   ARTICLE 15
                           ALTERATIONS TO THE PREMISES

                    Tenant shall make no alteration or addition to the Premises, without first obtaining the express prior written consent of Landlord, which consent shall not be unreasonably withheld. Landlord's consent to any alteration or addition to the Premises shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with Governmental Regulations.


                                   ARTICLE 16
                                      LIENS

                    Tenant shall make full and prompt payment of all sums necessary to pay for the cost of repairs, alterations, improvements, changes, or other work done by Tenant to the Premises. Tenant shall indemnify Landlord against all such costs and liabilities incurred by Tenant, and against all construction liens arising out of any such work, which may be asserted, claimed, or charged against Landlord, the Premises, or the Building. Notwithstanding anything to the contrary in this Lease, the interest of Landlord in the Premises shall not be subject to liens for improvements made by or for Tenant, whether or not the same shall be made or done in accordance with this Lease or otherwise. In no event shall Landlord or the interest of Landlord in the Premises be liable for, or subjected to, any liens under the Florida Construction Lien Law for improvements or work made by or for Tenant. In the event any notice or claim of lien shall be asserted of record against the interest of Landlord in the Premises on account of any improvement or work done by or for Tenant or any person claiming by, through, or under Tenant, or the cost of which is the responsibility of Tenant, Tenant shall have such notice or claim of lien canceled and discharged of record as a claim against the interest of Landlord in the Premises (either by payment and satisfaction or by removal by transfer to bond or deposit as permitted by law) within 10 days after notice to Tenant by Landlord. Any fees and costs incurred by Landlord resulting from a lien as described in this Article 16 shall be paid by Tenant; including Attorney's Fees.


                                   ARTICLE 17
                                    INSURANCE

         17.01. REQUIRED COVERAGES. Tenant shall obtain prior to the Commencement Date, and shall maintain in force throughout the term hereof, either by "blanket" policy or separate policies, the following types of insurance coverage:

                    (a) CASUALTY INSURANCE. Fire, wind, storm, flood (if the Building is in a flood zone), vandalism, malicious mischief, and extended coverage, insuring the Building and all fixtures and other property of Landlord leased by Landlord to Tenant pursuant to this Lease for the full replacement value thereof, without deduction for depreciation. With respect to flood insurance, however, the amount of coverage shall be the maximum amount eligible for coverage under the National Flood Insurance Program.

                    (b) LIABILITY INSURANCE. Comprehensive public liability insurance covering claims for personal injury, death, and property damage arising out of Tenant's use or occupation of the Premises, having a combined single limit of liability of not less than $2,000,000 arising out of any one occurrence and a limit of liability of not less than $500,000 for property damage.

                    (c) GLASS INSURANCE. All plate glass on or enclosing the Building; PROVIDED, HOWEVER, that Tenant shall have the option to self-insure such items.
                    (d) RENT LOSS INSURANCE. Rent insurance against loss of income arising out of damage or destruction by lightning, fire, vandalism, malicious mischief, and such other hazards as are required to be insured against pursuant to Article 17.1 .A, in an amount equal to not less than 100 percent of 12 months' gross rental income from the Premises hereunder.

                    (e) WORKERS' COMPENSATION. Workers' compensation insurance for the benefit of all its employees entering upon the Premises as a result of or in connection with their employment by Tenant.

         17.02. MINIMUM REQUIREMENTS. All insurance policies shall be issued by companies acceptable to Landlord and licensed and registered to operate in the State of Florida, and shall be in form reasonably satisfactory to Landlord. Tenant shall provide Landlord with copies of the policies or certificates evidencing that Tenant's insurance is in full force and effect and stating the terms thereof Landlord shall have the right, but not the obligation, to obtain any such insurance and to pay the premiums therefor: (a) by delivery of notice to Tenant at least 30 days prior to the expiration of the then applicable insurance term; or (b) at any time without notice should Tenant fail to provide any such insurance. In the event Landlord obtains any such insurance, the entire amount of the premiums therefor shall be immediately due and payable by Tenant to Landlord. In the event of any damage covered under the policy or policies obtained by Tenant under Article 17.1 .A - 17.1 .D, all insurance proceeds for such damage shall be paid to Landlord All insurance policies shall name Landlord, Security Instrument holders, and Tenant as insureds, and shall provide that Landlord and Security Instrument holders shall be given a minimum of 30 days written notice by registered mail by the insurance company prior to cancellation, termination, or change in such insurance.

         17.03. CLAIMS. To the extent that either Landlord or Tenant may have claims against the other for casualty damage to the Premises, the Building, or improvements or personal property located thereon (including business interruption caused thereby), which claims are covered by insurance payable to and protecting the claiming party, the claiming party shall exhaust all claims under such insurance before asserting any claims against the other party. The foregoing shall apply to claims for damage whether such damage is caused, wholly or partially, by the negligence or other fault of the other party or its employees, agents, invitees, or licensees.


                                   ARTICLE 18
                                    CASUALTY

         18.01. PARTIAL DESTRUCTION. Except as otherwise provided in
Article 18.2, if the Building is damaged by fire or other casualty insured under the insurance policies required by

Article 17, then upon Landlord's receipt of the insurance proceeds, but not later than 60 days after the casualty occurs, Landlord shall commence the repair and restoration of the Building to substantially the condition thereof immediately prior to such damage, and shall thereafter use reasonably diligent efforts to complete such repair and restoration, limited, however, to the extent of the insurance proceeds received by Landlord therefor.

         18.02. OTHER CONDITIONS. If, as a result of fire or other casualty, the Building is rendered wholly untenantable, the Building is damaged in whole or in part as a result of a risk not covered by the insurance policies set forth in
Article 17.1 .A - 17.1 .D, or the Building is damaged to an extent of greater than 50 percent of the Building's then replacement value, then Landlord may elect either to repair the damage or to terminate this Lease by notice of such termination given to Tenant within 30 days after the date of such casualty. Upon such termination, Tenant's liability for the rents reserved hereunder shall cease as of the effective date of the termination, subject, however, to the provisions for abatement of rent set forth in Article 18.3.

         18.03. ABATEMENT. If, by reason of fire or other casualty, greater than 50 percent of the Building is rendered untenantable, the rent shall be fully abated. If, by reason of fire or other casualty, 50 percent or less of the Building is rendered untenantable, the rent shall be abated proportionately on a square footage basis as to that portion of the Building rendered untenantable. Such abatement shall terminate upon substantial completion of repairs to the Building or upon Tenant's resumption of business operations within the damaged portion of the Building, whichever shall first occur. Except for the abatement of rent as set forth above, Tenant shall not be entitled to, and hereby waives all claims against Landlord for, any compensation or damage for loss of use of the whole or any part of the Building or for any inconvenience or annoyance occasioned by any such damage or repair.

         18.04. TERMINATION BY TENANT. If Landlord elects, or is required, to repair damage to the Building pursuant to Articles 18.1 or 18.2 and fails to commence such repairs within 60 days after the date of the casualty giving rise to such repairs, Tenant may elect to terminate this Lease by notice of such termination given to Landlord upon the expiration of such 60-day period. If, after commencing such repairs, Landlord fails to use reasonably diligent efforts to complete such repairs, Tenant shall give Landlord notice of such failure, and Landlord shall thereafter have 15 days in which to undertake such reasonably diligent efforts. If Landlord thereafter fails to undertake and diligently pursue such efforts, Tenant may elect to terminate this Lease by notice of such termination to Landlord.


                                   ARTICLE 19
                                 INDEMNIFICATION

                    Landlord shall not be liable for injury or damage caused to any person or property by reason of: (a) the failure of Tenant to perform any of its covenants or agreements hereunder; or (b) any existing defect in the Premises or Building. Tenant shall Indemnify Landlord against all loss, damage, claim, demand, liability or expense by reason of any damage or injury to persons (including loss of life) or property which may arise as a result of, in connection with, or in any way related to, the occupancy or use of the Premises by Tenant, whether or not occurring or resulting in damage or injury within the Premises. Tenant acknowledges that the foregoing provisions of this Article 19 shall apply to all activities on the Premises, even if such activities are prior to the Commencement Date. Notwithstanding the foregoing provisions of this
Article 19, Tenant shall have no obligation to Indemnify Landlord against claims arising solely from the negligence of Landlord or the failure of Landlord to perform its obligations under this Lease.


                                   ARTICLE 20
                              INSPECTION AND REPAIR

                    Landlord and its representatives shall have the right at any reasonable time to enter upon the Premises for the purpose of inspection or making repairs or otherwise to protect Landlord's interest, but the right of Landlord to enter, repair, or do anything else to protect Landlord's interest, or the exercise or failure to exercise such right, shall in no way diminish Tenant's obligations or enlarge Landlord's obligations under this Lease, affect any right of Landlord, or create any duty or liability of Landlord to Tenant or any third party. Except in case of an emergency: (a) Landlord shall give Tenant reasonable advance notice of Landlord's intention to enter upon the Premises pursuant to the provisions of this Article 20; and (b) Landlord and its representatives shall not materially interfere with the reasonable conduct of Tenant's business in the exercise of Landlord's rights under the provisions of this Article 20.


                                   ARTICLE 21
                              RESTRICTIVE COVENANTS

         21.01. RESTRICTIVE COVENANTS. The Premises are subject to the terms and conditions of restrictive covenants recorded in Official Records Book 1454, page 147, Public Records of Sarasota County, Florida (the "Restrictive Covenants"). Tenant shall comply in all respects with the Restrictive
Covenants and all rules, regulations, guidelines, procedures, and standards adopted or promulgated pursuant thereto.

         21.02. ASSOCIATION. The Restrictive Covenants are subject to enforcement by a nonprofit corporation known us Northgate Center Subdivision, Unit No. 2 Owners' Association, Inc. (the "Association"). The Association is empowered to levy assessments against the Premises and other property subject to the Restrictive Covenants to provide funds for the payment of certain common maintenance expenses and other expenses incurred by the Association in the performance of its obligations under the Restrictive Covenants. Landlord shall pay any assessments or other charges levied by the Association against the Premises.


                                   ARTICLE 22
                                     DEFAULT

         22.01. EVENT OF DEFAULT. The occurrence of any of the following events, acts, or circumstances shall constitute an "Event of Default". Notwithstanding the foregoing, a late fee of 5% shall be due if any rental installment is 10 days or more late, which shall not be construed to extend any due date or require Landlord to accept any payment more than 30 days after its due date.

                    (a) Failure by Tenant to make any rental or other payment due hereunder within 30 days after the same shall become due;

                    (b) Failure by Tenant to observe, perform, or comply with any of the terms, covenants. agreements, or conditions contained in this Lease (other than as specified in Article 22.1 .A), and the continuance of such failure for 20 days after Landlord has given Tenant notice of such failure. If Tenant has promptly commenced and diligently pursued remedial action within such 20-day period but has been unable to cure its default prior to the expiration thereof, such 20-day period shall be extended for the minimum time reasonably required for the completion of Tenant's remedial action, provided Tenant continues to pursue such remedial action;

                    (c) The bankruptcy of, or appointment of a receiver or trustee for, Tenant, unless the same is vacated or dismissed within 20 days;

                    (d) Tenant's voluntarily petitioning for relief under, or otherwise seeking the benefit of, any bankruptcy, reorganization, or insolvency law;

                    (e) The sale of Tenant's interest under this Lease by execution or other legal process;

                    (f) Tenant's abandonment or vacation of the Premises for a period of 20 consecutive business days during the term of this Lease;

                    (g) Tenant's making an assignment of a material portion of its assets for the benefit of creditors;

                    (h) Tenant's failure to maintain its status as a corporation in good standing in the state of its incorporation, or Tenant's dissolution or liquidation;

                    (i) Tenant's sale of all, or substantially all, of its assets.

         22.02. REMEDIES. Upon the occurrence of an Event of Default, Landlord, at its option and at any time thereafter, may pursue, exercise, and enforce either the remedy set forth in Article 22.2.A or the remedy set forth in
Article 22.2.B, without notice or demand except as hereinafter provided.

                    (a) Enter upon and take possession of the Premises, using such force or means as may be necessary and legally permitted, and dispossess and remove all persons, goods and chattels, without liability to Tenant in law or in equity for any damages caused by such removal, possession, and entry. Upon such entry by Landlord, Tenant shall at once surrender possession of the Premises and shall be liable in damages and subject to equitable action for failure to do so. Surrender of the Premises shall not in and of itself constitute a termination of this Lease or relieve Tenant from any of the terms, covenants, and conditions hereof. After resuming possession of the Premises, Landlord may:

                           (1) Relet, as Tenant's agent and without terminating this Lease, the Premises for such amounts and upon such terms and conditions as Landlord may deem best under the circumstances, whereupon Tenant shall be liable to Landlord in general damages for the difference between the rentals and other charges stipulated to be paid by Tenant and what Landlord is able to recover from a re-letting, after deducting any Attorney's Fees, commissions, and other expenses paid by Landlord with respect to such re-letting; or

                           (2) Terminate this Lease, whether or not the Premises or any part thereof shall have been relet, by notice to Tenant, whereupon this Lease shall end; provided, however, that no such termination of this Lease shall relieve Tenant of its liability and obligations under this Lease incurred prior to such termination. Upon such termination, Tenant shall be immediately liable for the damages, present and prospective, which are the necessary and direct result of Tenant's breach, as well as for any special damages as may have resulted from such breach.

                    (b) Treat this Lease as remaining in existence, curing Tenant's default by performing or paying the obligation which Tenant has breached. All sums paid or expenses incurred by Landlord directly or indirectly in curing Tenant's default shall become immediately due and payable. If the breach consists of a failure to pay the rent stipulated in this Lease and Landlord elects to treat this Lease as remaining in existence, Landlord may take such action as is necessary to recover the rent due as each installment matures or for the whole amount at the end of the term, or Landlord may upon the breach declare the entire remaining unpaid rent for the balance of the term hereof immediately due and payable (which remaining unpaid rent shall be determined by multiplying the rent in effect for the month of default by the remaining number of months of the term of the lease) and take such action as is necessary to recover same.

         22.03. NONEXCLUSIVE REMEDIES. The remedies for which provision is made in this Article 22 shall not be exclusive, and in addition thereto, Landlord may pursue such other remedies as are provided by law upon the occurrence of an Event of Default In any event, and irrespective of any option exercised by Landlord, Tenant shall pay to Landlord all costs and expenses incurred by Landlord, including Attorney's Fees, in connection with collection of rent or damages or enforcing other rights of Landlord under this Article 22, whether or not Landlord elects to terminate this Lease by reason of such Event of Default. Tenant hereby expressly waives all rights of redemption, if any, granted by or under any present or future law in the event Tenant shall be evicted or dispossessed for any cause, or in the event Landlord shall obtain possession of the Premises by virtue of the provisions of this Lease, or otherwise.

         22.04. INTEREST. Any sums due under this Lease from Tenant to Landlord and not paid on the date due shall bear interest from the date due at the maximum rate permitted by law until fully paid.

         22.05. DEFAULT BY LANDLORD. Landlord shall be deemed in default under this Lease in the event Landlord fails to observe, perform, or comply with any of the terms, covenants, agreements, or conditions contained in this Lease, and such failure continues for a period of 20 days after Tenant has given Landlord notice of such failure. If Landlord has promptly commenced and diligently pursued remedial action within such 20-day period but has been unable to cure its default prior to the expiration thereof; such 20-day period shall be extended for the minimum time reasonably required for the completion of Landlord's remedial action, provided Landlord continues to diligently pursue such remedial action. In the event of default by Landlord:

                    (a) If Landlord's default renders the Premises wholly untenantable then Tenant shall have the right to terminate this Lease upon 30 days notice to Landlord, whereupon both parties shall bc relieved of all further obligations hereunder; or

                    (b) Tenant may, upon written notice to Landlord, cure such default by performing or paying the obligation which Landlord has breached. In such case, all reasonable expenses incurred by Tenant in curing Landlord's default shall be due and payable from Landlord to Tenant within 10 days after delivery of notice to Landlord of the amount of such expenses. If Landlord fails to pay such expenses within such 10-day period, Tenant may deduct the amount of such expenses from the next due installments of rent.


                                   ARTICLE 23
                    WAIVER; ESTOPPEL; ACCORD AND SATISFACTION

                    The failure of a party to insist, in any one or more instances, upon strict performance of any covenants or agreements of this Lease, or to exercise any option of such party herein contained, shall not be construed as a waiver or relinquishment of any right or remedy of such party hereunder and shall not be deemed a waiver of any subsequent breach or default by the other party of the covenants or conditions herein. Receipt of rent by Landlord, with knowledge of the breach of any covenant or agreement hereof, shall not be deemed a waiver of such breach. No waiver by a party of any provision hereof shall be deemed to have been made unless expressed in writing and signed by such party. Neither a payment by Tenant or receipt by Landlord of an amount which is less than the amount then due pursuant to the terms of this Lease, nor any endorsement or statement on any check or any letter accompanying any check or payment hereunder, shall be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of the rent or other amount then due or to pursue any other remedy provided in this Lease.


                                   ARTICLE 24
                        SUBORDINATION AND NONDISTURBANCE

         24.01. SUBORDINATION. All rights and interests of Tenant hereunder are and shall be and remain subject, subordinate, and inferior to all mortgages, trust deeds, ground leases, or security instruments (each of which shall be referred to herein as a "Security Instrument"), heretofore or hereafter given and encumbering the Premises, or any part thereof, and to all renewals, modifications, consolidations, replacements, and extensions of any such Security Instrument. The rights of the holder of any Security Instrument shall at all times be and remain prior and superior to all rights and interests of Tenant. This provision shall operate as a subordination agreement with respect to all Security Instruments and all renewals, modifications, consolidations, replacements, and extensions thereof. If the holder of a Security Instrument, or any person, firm, or corporation agreeing to make a loan secured by a Security Instrument on the Premises, shall require confirmation of any subordination for which provision is herein made or a separate subordination agreement with respect to any transaction, Tenant shall execute such confirmation or subordination agreement in the form required by such Security Instrument holder or other person, firm, or corporation agreeing or proposing to make a loan secured by a Security Instrument on the Premises. In the event any proceedings are brought for foreclosure of, or in the event of the exercise of any power of sale under, any Security Instrument, Tenant shall attorn to the Security Instrument holder or purchaser upon any such foreclosure or sale and recognize such holder or purchaser as the Landlord under this Lease.

         24.02. NONDISTURBANCE. Notwithstanding the provisions of Article 24.1, provided that Tenant is current in payment of rent and is not otherwise in default under the terms of this Lease, Tenant's rights to peaceful occupation and possession of the Premises in accordance with the provisions of this Lease shall not be disturbed for the term of this Lease. Landlord shall cause the holder of any Security Instrument that is hereafter given by Landlord as an encumbrance on the Premises to execute and deliver to Tenant an agreement acknowledging Tenant's rights under this Article 24.2.

         24.03. RIGHTS OF SECURITY INSTRUMENT HOLDER. In the event that a Security Instrument holder or third party should take title to the Premises through foreclosure or otherwise as a result of the default of Landlord, then in that event the Security Instrument holder or third party title holder shall not:
(a) be liable for a prior act or default of Landlord or be subject to any defense or offsets available to Tenant against Landlord; (b) be liable for any construction obligations of Landlord, including repairs or renovations following a Taking or casualty; (c) be liable for any prepaid rent or deposits paid by Tenant except to the extent same are actually received by the Security Instrument holder or third party title holder; or (d) be liable for any modification of this Lease except where approved in writing by the Security Instrument holder.

                    (a) As long as the Premises are subject to the lien of a Security Instrument, then this Lease and Tenant's tenancy shall remain in full force and effect notwithstanding: (I) any delay or omission by the Security Instrument holder in exercising, or any waiver by the Security Instrument holder of, any right or remedy under the Security Instrument; (2) any amendment of; or supplement to, the Security Instrument which does not affect any rights of Tenant under this Lease; or (3) any bankruptcy, receivership, consolidation, reorganization, dissolution, liquidation, or similar proceeding with respect to Landlord. This Lease shall remain in full force and effect, and Tenant's obligations hereunder shall not be modified, impaired, or diminished, in the event a Security Instrument holder acquires title to the Premises through a foreclosure or conveyance in lieu of foreclosure, provided only that the Security Instrument holder, as successor in interest to Landlord, performs the obligations of Landlord hereunder accruing from and after the date such Security Instrument holder acquires title to the Premises.

                    (b) Tenant shall provide to any Security Instrument holder or third party taking title to the Premises through foreclosure, within 10 days of written request to Tenant, an estoppel certificate certifying that this Lease is unmodified and in full force and effect, or that this Lease is in full force and effect as modified, and stating the modifications. Such estoppel certificate shall also state the amount of monthly rent, the date to which the rent has been paid in advance, and the amount of any security deposit or prepaid rent. The estoppel certificate shall be in form reasonably satisfactory to the Security Instrument holder or third party taking title to the Premises through foreclosure.


                                   ARTICLE 25
                                  CONDEMNATION

         25.01. TAKING. In the event a part of the Premises be taken by reason of the exercise of the right of eminent domain by any public or quasi-public authority, or be conveyed in settlement of threatened eminent domain proceedings (both of which are referred to as a "Taking"), there shall be an equitable abatement of the rental. Such equitable abatement shall result in the decrease of rental payable by the percentage decrease in the square footage of the Building resulting from the Taking. If the Taking involves all the Premises or such a substantial and material portion of the. Premises as will reasonably preclude Tenant from operating Tenant's business on the Premises, then this Lease shall terminate as of the date the condemning authority acquires possession of the Premises.

         25.02. DAMAGES. Landlord reserves unto itself, and Tenant assigns to Landlord, all rights to damages accruing on account of any Taking of any part of the Premises, or by reason of any act of any public or quasi-public authority for which damages are payable; PROVIDED, HOWEVER, that Tenant may recover from the condemning authority an amount payable for business damages. Tenant shall execute such instruments of assignment as may be required by Landlord; join with Landlord in any petition for the recovery of damages, if requested by Landlord; and turn over to Landlord any damages (other than Tenant's business damages) that may be recovered in connection with a Taking. Landlord does not reserve to itself, and Tenant does not assign to Landlord, any damages payable for trade fixtures installed by Tenant at its cost and expense and which are not to remain part of the Premises upon a termination or expiration of the term of this Lease, as set forth in Article 10.2.


                                   ARTICLE 26
                                      TAXES

         26.01. TAXES ON PROPERTY. Tenant shall pay all ad valorem taxes or other assessments levied or assessed against the Premises before they become delinquent. Tenant shall pay all ad valorem taxes or other assessments levied or assessed against Tenant's personal property, including trade fixtures, located on the Premises and will cause such personal property to be assessed directly to Tenant.

         26.02. TAXES ON RENT. Tenant shall pay all sales, use, and excise taxes levied, assessed, or payable on all amounts payable under this Lease (which taxes shall be paid to

Landlord along with each monthly installment of rent), or on, or on account of, the leasing of the Premises to Tenant.

         26.03. PAYMENT BY LANDLORD. If Tenant fails to pay any taxes or assessments required to be paid by Tenant hereunder and Landlord pays such amounts, Tenant shall thereafter pay to Landlord on demand, as additional rent hereunder, all taxes and assessments paid by Landlord, together with any interest or penalty incurred by Landlord due to Tenant's failure to pay such amounts in a timely manner. The foregoing is in addition to, and not a limitation of; any other remedies of Landlord provided in this Lease.


                                   ARTICLE 27
                                  RIGHT TO SELL

                    Landlord is entitled to sell the Premises at Landlord's discretion. Should Landlord sell or convey the title to the Premises, Tenant shall be obligated to Landlord's successor in title and shall be required to maintain adherence to the conditions and requirements of this Lease. In the event of a proposed sale by Landlord, Tenant shall execute an estoppel certificate or such other documentation as may be reasonably required by Landlord. In the event of assignment of this Lease by Landlord in conjunction with Landlord's sale or conveyance of the Premises, Landlord shall thereafter be relieved of all obligations or liability arising under this Lease.


                                   ARTICLE 28
                                     NOTICES

                    All notices required by the terms of this Lease shall be in writing. Notices may be sent by first class, certified U.S. Mail, return receipt requested; by personal delivery, including delivery by courier services; or by telecopy. Notices shall be deemed given three days following the date of mailings, if notice is given by mail; upon receipt, if notice is given by personal delivery; or at the time of transmission, if the notice is given by telecopy. All notices and payments to be made to Landlord under the terms of this Lease shall be delivered to Landlord at 635 South Orange Avenue, Suite 16, Sarasota, Florida 34236. All notices to be sent to Tenant under the terms of this Lease, and legal notices which might be delivered to Tenant in conjunction with actions concerned with enforcement of terms of this Lease or recoveries thereunder, shall be delivered to Tenant at the Premises.

                    Either party may change its address for notices by notifying the other party of such change.


                                   ARTICLE 29
                              ENVIRONMENTAL MATTERS

         29.01. TENANT'S RESTRICTIONS. Tenant shall not cause or permit to occur:

                    (a) Any violation of Governmental Regulations related to environmental conditions on, under, or about the Premises, or arising from Tenant's use or occupancy of the Premises, including, but not limited to, soil and ground water conditions; or

                    (b) The use, generation, release, manufacture, refining, production, processing, storage, or disposal of any Hazardous Substances on, under, or about the Premises, or the transportation to or from the Premises of any Hazardous Substances, except in compliance with Governmental Regulations.

         29.02. ENVIRONMENTAL CLEAN-UP. Tenant shall, at Tenant's own expense, comply with all Governmental Regulations regulating Tenant's use, generation, storage, transportation, or disposal of Hazardous Substances.
Furthermore:

                    (a) Tenant shall, at Tenant's own expense, make all submissions to, provide all information required by, and comply with all requirements of, governmental authorities pursuant to Governmental Regulations.

                    (b) Should any governmental authority or third party demand that a clean-up plan be prepared and that a clean-up be undertaken because of any deposit, spill, discharge, or other release of Hazardous Substances caused by Tenant or Tenant's officers, agents, employees, invitees, or licensees that occurs during the term of this Lease at, from, or about the Premises, then Tenant shall, at Tenant's own expense, provide, submit, and implement the required plans and all related bonds and other financial assurances.

                    (c) Tenant shall promptly provide all information regarding the use, generation, storage, transportation, or disposal of Hazardous Substances that is requested by Landlord. If Tenant fails to fulfill any duty imposed under this Article 29.2 within a reasonable time, Landlord may do so at Tenant's expense. In such case, Tenant shall cooperate with Landlord in order to prepare all documents Landlord deems necessary or appropriate to determine Tenant's compliance with Governmental Regulations, and Tenant shall execute all such documents promptly upon Landlord's request. No such action by Landlord and no attempt made by Landlord to mitigate damages under any Governmental Regulations shall constitute a waiver of any of Tenant's obligations under this
Article 29.

                    (d) Tenant shall Indemnify Landlord against all liability arising from: (1) any deposit, spill, discharge, or other release of Hazard s Substances that occurs during the term of this Lease at or from the Premises or as a result of Tenant's prior and future use or occupancy of the Premises;
(2) Tenant's failure to provide all information, make all submissions, and take all steps required by all governmental authorities under Governmental Regulations; or (3) Tenant's failure to comply with Tenant's obligations under this Article 29. Tenant's obligations and liabilities under this
Article 29 shall survive the expiration or termination of this Lease.

                                   ARTICLE 30
                              BROKERAGE COMMISSIONS

                    Tenant warrants to Landlord that this Lease was not procured by any real estate broker other than Richardson Kleiber Walter Realty and Re/Max Properties. Tenant shall Indemnify Landlord against any claim to a real estate commission arising out of this Lease made by any broker with whom Tenant has dealt.


                                   ARTICLE 31
                                 ATTORNEY'S FEES

                    In the event of litigation affecting the rights of either party under this Lease, thc losing party shall pay thc prevailing party's costs, expenses, and Attorney's Fees incurred in the enforcement of the prevailing party's rights hereunder.


                                   ARTICLE 32
                             LIMITATION OF LIABILITY

                    Notwithstanding anything in this Lease to the contrary, Landlord's liability under this Lease shall be limited solely to Landlord's interest in the Premises and the Building, together with the rents and profits accruing therefrom after a default by Landlord, as such interest is constituted from time to time. Landlord shall have no personal liability with respect to this Lease.


                                   ARTICLE 33
                                  MISCELLANEOUS

         33.01. ENTIRE AGREEMENT. This Lease and the exhibits attached hereto constitute the sole and exclusive agreement between the parties with respect to the Premises. No amendment, modification, or revision of this Lease shall be effective unless in writing and executed by Landlord and Tenant.

         33.02. SEVERABILITY. If any term or provision of this Lease or the application thereof to any present or future circumstances, to any extent, be held to be invalid or unenforceable by a court of competent jurisdiction, the remainder of this Lease shall be in full force and effect, and only the provision found to be unenforceable shall be stricken from the terms hereof.

         33.03. FORCE MAJEURE. Should a party be unable to perform any of its obligations contained in this Lease due to circumstances beyond its control, including but not limited to labor disputes; Governmental Regulations: fire or other casualty: acts of the other party or the other party's employees, agents, contractors, subcontractors, or invitees; inability to obtain material or services; strikes; or acts of nature, such party shall not be considered in default under the terms of this Lease, the time for performance by such party of the obligation shall be extended for a period of time equal to the length of the delay caused by such circumstances, and the other party shall not be excused from the obligation to pay all amounts and charges required under this Lease as the same become due except as otherwise expressly provided herein.

         33.04. RADON. Florida law requires the following statement in connection with the lease of any building in Florida: RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

         33.05. EXHIBITS. All Exhibits referred to herein are incorporated by reference and made a part of this Lease.

         33.06. GOVERNING LAW. This Lease shall be construed according to Florida law.

         33.07. BINDING EFFECT. The terms and conditions of this Lease are binding upon the heirs, successors, and assigns of the parties hereto. The obligations of Tenant hereunder shall be joint and several.

         33.08. USAGE. Whenever used herein, the singular number shall include the plural and the plural the singular, and the use of any gender shall include all genders. Titles of articles, paragraphs, and subparagraphs of this Lease are for convenience only and neither limit nor amplify the provisions of this Lease.

         33.09. NO THIRD PARTY RIGHTS. The provisions of this Lease are for the exclusive benefit of Landlord and Tenant, and except for rights expressly granted to third parties by the terms hereof, no third party shall have any right or claim against Landlord or Tenant by reason of such provisions or be entitled to enforce any of such provisions against Landlord or Tenant

         33.10. NO RECORDING. Neither this Lease nor any portion hereof shall be recorded unless both parties hereto agree in writing.

         33.11. TIME OF ESSENCE. Time is of the essence of this Lease.

         IN WITNESS WHEREOF, the parties have executed this Lease on the day and year first above mentioned.



Signed, sealed, and delivered in
the presence of:
                                         SKR LAND PARTNERSHIP,
                                         a Florida general partnership


/s/                                      By: /s/ Wendell F. Kent
--------------------------------            ------------------------------------
                                            Wendell F. Kent, as Trustee under
--------------------------------            Agreement dated May 9, 1995, as
As to Landlord                              General Partner

                                                   LANDLORD




                                         THE ROSE GROUP CORPORATION OF NEVADA,
                                         a Nevada corporation


/s/                                      By: /s/ Sheldon R. Rose
--------------------------------            ------------------------------------
                                            Sheldon R. Rose, as its President
--------------------------------
As to Tenant                                       TENANT